UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5531

Babson Capital Participation Investors

(Exact name of registrant as specified in charter)

1500 Main Street, P.O. Box 15189, Springfield, MA 01115-5189

(Address of principal executive offices) (Zip code)

Christopher A. DeFrancis
Vice President, Secretary and Chief Legal Officer
1500 Main Street, Suite 2800
P.O. Box 15189
Springfield, MA 01115-5189

(Name and address of agent for service)

Registrant's telephone number, including area code: 413-226-1000

Date of fiscal year end: 12/31

Date of reporting period: 06/30/15

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 110 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the semi-annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

Babson Capital Participation Investors
Report for the Six Months Ended June 30, 2015

Adviser	Transfer Agent & Registrar
Babson Capital Management LLC 1500 Main Street, P.O. Box 15189 Springfield, Massachusetts 01115-5189	DST Systems, Inc. P.O. Box 219086 Kansas City, Missouri 64121-9086 1-800-647-7374

Independent Registered Public Accounting Firm KPMG LLP Boston, Massachusetts 02110	Internet Website www.babsoncapital.com/mpv

Counsel to the Trust	Babson Capital Participation Investors
Ropes & Gray LLP	c/o Babson Capital Management LLC
Boston, Massachusetts 02110	1500 Main Street, Suite 2200
Springfield, Massachusetts 01115
Custodian	(413) 226-1516
State Street Bank and Trust Company
Boston, Massachusetts 02116

Investment Objective and Policy
Babson Capital Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of most newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.

The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities) again with an emphasis on those with equity features, and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay principal. The Trust is prohibited from purchasing below-investment grade securities if, after giving effect to the purchase, more than 75% of the Trust’s total assets would be invested in below-investment grade securities, which are securities that are rated, at the time of purchase, BB or B by S&P or Ba or B by Moody’s, or, if unrated, are believed by Babson Capital Management LLC (“Babson Capital”) to be of an equivalent quality. In addition, the Trust will not invest in any debt security that is rated, at the time of acquisition, below B by S&P or Moody’s, or if unrated, is believed by Babson Capital to be of an equivalent quality. In addition, the Trust may invest in high quality, readily marketable securities.

Babson Capital manages the Trust on a total return basis. The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders in January, May, August, and November. All registered shareholders are automatically enrolled in the Dividend Reinvestment and Cash Purchase Plan unless cash distributions are requested.

Form N-Q
The Trust files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available upon request by calling, toll-free, 866-399-1516.

Proxy Voting Policies & Procedures; Proxy Voting Record
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Babson Capital. A description of Babson Capital’s proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 866-399-1516; (2) on the Trust’s website: http://www.babsoncapital.com/mpv; and (3) on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) on the Trust’s website: http://www.babsoncapital.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.

Babson Capital Participation Investors

TO OUR SHAREHOLDERS

July 31, 2015

We are pleased to present the June 30, 2015 Quarterly Report of Babson Capital Participation Investors (the “Trust”).

The Board of Trustees declared a quarterly dividend of $0.27 per share, payable on August 14, 2015 to shareholders of record on August 3, 2015. The Trust paid a $0.27 per share dividend for the preceding quarter. The Trust earned $0.25 per share of net investment income, including $0.02 per share of non-recurring income, for the second quarter of 2015, compared to $0.24 per share, including $0.03 per share of non-recurring income, in the previous quarter.

During the second quarter, the net assets of the Trust decreased to $143,105,029 or $13.87 per share compared to $143,704,328 or $13.93 per share on March 31, 2015. This translates into a 1.5% total return for the quarter, based on the change in the Trust’s net assets assuming the reinvestment of all dividends. Longer term, the Trust returned 11.2%, 13.7%, 13.6%, 11.6% and 12.4% for the 1, 3, 5, 10, and 25-year periods, respectively, based on the change in the Trust’s net assets assuming the reinvestment of all dividends.

The Trust’s share price increased 1.8% during the quarter, from $12.13 per share as of March 31, 2015 to $12.35 per share as of June 30, 2015. The Trust’s market price of $12.35 per share equates to an 11.0% discount to the June 30, 2015 net asset value per share of $13.87. The Trust’s average quarter-end premium for the 3, 5 and 10-year periods was 4.5%, 10.5% and 8.45%, respectively. U.S. equity markets, as approximated by the Russell 2000 Index, increased 0.4% for the quarter. U.S. fixed income markets, as approximated by the Barclays Capital U.S. Corporate High Yield Index, was flat for the quarter.

The Trust closed six new private placement investments, as well as one add-on investment in an existing portfolio company, during the second quarter. The six new investments were in BlueSpire Holding, Inc., FMH Holdings Corporation, GlynnDevins Acquisition Corporation, Master Cutlery LLC, Power Stop Holdings LLC and Randy’s Worldwide Automotive, while the add-on investment was in Hartland Controls Holding Corporation. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in these transactions was $9,156,000.

It was another active quarter for the Trust in terms of new investments. Middle market merger and acquisition activity, a key driver of deal flow for the Trust, has been strong in 2015. We expect deal flow to remain steady for the rest of the year, assuming no significant external shocks to the market, so we are optimistic about the level of new investment activity for the Trust through year end. The dark cloud on the horizon, however, continues to be the high purchase prices and leverage levels that are common in buyout transactions today. Average purchase price multiples for small companies continue to be at their highest levels in the past 15 years. Leverage multiples have also been elevated and are near their highs of the past 15 years. Though we are actively making new investments on behalf of the Trust in this market, we do so cautiously and with discipline, consistent with our longstanding investment philosophy of seeking to take prudent levels of risk and getting paid appropriately for the risk taken. We are not willing to provide financial leverage at levels that we believe are imprudent. This approach has served us well over the long term and through all kinds of market cycles.

The condition of the Trust’s existing portfolio remained solid through the second quarter. We had significantly more credit upgrades than downgrades during the quarter. The number of companies on our watch list and in default continues to be at or near the lowest level we have seen over the last five years. We exited four investments during the quarter, and benefited from a dividend associated with the recapitalization of one company. In three of these exits we realized gains, while our investment in MicroGoup, Inc. was realized at a loss. We continue to have a backlog of portfolio companies that are in the process of being sold, with a number of these expected to close this year. We had five portfolio companies fully or partially prepay their debt instruments held by the Trust during the quarter. This lower level of prepayment activity is welcome after the unprecedented levels of prepayments we experienced in 2013 and early 2014.

(Continued)

The Trust was able to maintain its $0.27 per share quarterly dividend for the second quarter even though net investment income per share, excluding non-recurring income, was once again below the dividend rate. Net investment income per share from recurring sources has been below the dividend rate for every quarter since the second quarter of 2012. As we have discussed in prior reports, net investment income is down due principally to the considerable reduction in the number of private debt securities in the portfolio resulting from the high level of exit and prepayment activity that occurred in 2013 and 2014. We have been able to maintain the $0.27 per share quarterly dividend with current income, non-recurring income and earnings carried forward from prior quarters. Over time, however, the Trust’s dividend-paying ability tends to be correlated with its recurring earnings capacity. Absent non-recurring income, earnings available for the quarterly dividend would have been $0.23 per share for the second quarter. This quarter, the Trust earned an additional $0.02 per share of non-recurring income, and utilized $0.02 per share of earnings carry-forwards to maintain the $0.27 per share quarterly dividend. Despite several strong quarters of new investment activity, we have not been able to grow the portfolio. It is unlikely that we will be able to rebuild the portfolio back to its former size and net-income producing capability in the near term. We cannot rely on non-recurring income due to its unpredictable nature. The Trust does continue to have available earnings carry-forwards which should be available to supplement recurring income for at least the third quarter. As a result, it is likely that later in 2015 we will have to reduce the dividend from the current $0.27 per share quarterly rate. As we move through the year, we and the Board of Trustees will continue to evaluate the current and future earnings capacity of the Trust and formulate a dividend strategy that is consistent with that earnings level.

Thank you for your continued interest in and support of Babson Capital Participation Investors.

Sincerely,

Michael L. Klofas

President

* Based on market value of total investments (including cash)
Cautionary Notice: Certain statements contained in this report may be “forward looking” statements. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management’s current estimates, projections, expectations or beliefs, and which are subject to risks and uncertainties that may cause actual results to differ materially. These statements are subject to change at any time based upon economic, market or other conditions and may not be relied upon as investment advice or an indication of the Trust’s trading intent. References to specific securities are not recommendations of such securities, and may not be representative of the Trust’s current or future investments. We undertake no obligation to publicly update forward looking statements, whether as a result of new information, future events, or otherwise.

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
June 30, 2015
(Unaudited)

Assets:
Investments
(See Consolidated Schedule of Investments)
Corporate restricted securities at fair value
(Cost - $90,249,842)	$92,361,107
Corporate restricted securities at market value
(Cost - $20,258,430)	20,372,742
Corporate public securities at market value
(Cost - $33,558,005)	33,581,925
Short-term securities at amortized cost	5,999,478

Total investments (Cost - $150,065,755)	152,315,252
Cash	5,576,191
Interest receivable	1,685,183
Other assets	8,755
Total assets	159,585,381

Liabilities:
Note payable	15,000,000
Deferred tax liability	605,342
Investment advisory fee payable	321,986
Tax payable	306,507
Interest payable	27,267
Accrued expenses	219,250
Total liabilities	16,480,352
Total net assets	$143,105,029

Net Assets:
Common shares, par value $.01 per share	$103,148
Additional paid-in capital	97,901,079
Retained net realized gain on investments, prior years	40,289,888
Undistributed net investment income	3,301,613
Accumulated net realized loss on investments	(134,854)
Net unrealized appreciation of investments	1,644,155
Total net assets	$143,105,029
Common shares issued and outstanding (14,787,750 authorized)	10,314,898
Net asset value per share	$13.87

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS
For the six months ended June 30, 2015
(Unaudited)

Investment Income:
Interest	$6,316,600
Dividends	208,766
Other	60,572
Total investment income	6,585,938

Expenses:
Investment advisory fees	645,321
Interest	306,750
Professional fees	119,315
Trustees’ fees and expenses	99,000
Reports to shareholders	36,000
Custodian fees	14,064
Other	35,632
Total expenses	1,256,082
Investment income - net	5,329,856

Net realized and unrealized gain on investments:
Net realized gain on investments before taxes	521,722
Income tax expense	(3,632)
Net realized gain on investments after taxes	518,090
Net change in unrealized appreciation of investments before taxes	2,483,680
Net change in deferred income tax expense	(195,723)

Net change in unrealized appreciation of investments after taxes	2,287,957
Net gain on investments	2,806,047
Net increase in net assets resulting from operations	$8,135,903

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED STATEMENT OF CASH FLOWS
For the six months ended June 30, 2015
(Unaudited)

Net decrease in cash:
Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$504,635
Purchases of portfolio securities	(25,461,226)
Proceeds from disposition of portfolio securities	26,122,182
Interest, dividends and other income received	5,737,467
Interest expense paid	(306,750)
Operating expenses paid	(952,720)
Income taxes paid	(1,145,410)
Net cash provided by operating activities	4,498,178

Cash flows from financing activities:
Cash dividends paid from net investment income	(5,566,315)
Receipts for shares issued on reinvestment of dividends	185,229
Net cash used for financing activities	(5,381,086)
Net decrease in cash	(882,908)
Cash - beginning of year	6,459,099
Cash - end of period	$5,576,191

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$8,135,903

Increase in investments	(2,491,699)
Increase in interest receivable	(205,671)
Decrease in other assets	9,088
Increase in deferred tax liability	195,723
Increase in investment advisory fee payable	12,456
Decrease in tax payable	(1,141,778)
Decrease in accrued expenses	(15,844)

Total adjustments to net assets from operations	(3,637,725)
Net cash provided by operating activities	$4,498,178

See Notes to Consolidated Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the six
	months ended	For the
	06/30/2015	year ended
	(Unaudited)	12/31/2014
Increase in net assets:
Operations:
Investment income - net	$5,329,856	$10,671,491
Net realized gain on investments after taxes	518,090	5,032,760
Net change in unrealized appreciation of investments after taxes	2,287,957	800,181
Net increase in net assets resulting from operations	8,135,903	16,504,432

Increase from common shares issued on reinvestment of dividends
Common shares issued (2015 - 13,813; 2014 - 56,918)	185,229	751,903

Dividends to shareholders from:
Net investment income (2015 - $0.27 per share; 2014 - $0.96 per share)	(2,785,022)	(9,866,694)
Net realized gains (2015 - $0.00 per share; 2014 - $0.12 per share)	—	(1,236,130)
Total increase in net assets	5,536,110	6,153,511

Net assets, beginning of period	137,568,919	131,415,408

Net assets, end of period/year (including undistributed net investment
income of $3,301,613 and $756,779, respectively)	$143,105,029	$137,568,919

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SELECTED FINANCIAL HIGHLIGHTS
Selected data for each share of beneficial interest outstanding:

	For the six
	months ended 06/30/15		For the years ended December 31,
	(Unaudited)		2014	2013	2012	2011
Net asset value:
Beginning of year	$13.35		$12.83	$12.56	$11.90	$11.89
Net investment income (a)	0.52		1.04	1.00	1.08	1.14
Net realized and unrealized gain (loss) on investments	0.27		0.57	0.35	0.64	0.08

Total from investment operations	0.79		1.61	1.35	1.72	1.22

Dividends from net investment income to common shareholders	(0.27)		(0.96)	(1.08)	(1.04)	(1.23)
Dividends from realized gain on investments to common shareholders	—		(0.12)	—	(0.04)	(0.00) (b)
Increase from dividends reinvested	(0.00)	(b)	(0.01)	(0.00) (b)	0.02	0.02

Total dividends	(0.27)		(1.09)	(1.08)	(1.06)	(1.21)

Net asset value: End of period/year	$13.87		$13.35	$12.83	$12.56	$11.90
Per share market value:
End of period/year	$12.35		$13.23	$12.88	$13.91	$15.85

Total investment return
Net asset value (c)	5.93%		13.61%	10.97%	15.89%	10.56%
Market value (c)	(4.64)%		12.54%	0.47%	(4.54)%	24.16%

Net assets (in millions):
End of period/year	$143.11		$137.57	$131.42	$127.87	$120.32
Ratio of total expenses to average net assets	1.80	%(e)	2.84%	2.15%	2.83%	2.18%
Ratio of operating expenses to average net assets	1.35	%(e)	1.49%	1.51%	1.51%	1.42%
Ratio of interest expense to average net assets	0.44	%(e)	0.45%	0.47%	0.49%	0.56%
Ratio of income tax expense to average net assets (d)	0.01	%(e)	0.90%	0.17%	0.83%	0.20%
Ratio of net investment income to average net assets	7.61	%(e)	7.82%	7.77%	8.82%	9.33%
Portfolio turnover	17%		32%	30%	34%	21%

(a)	Calculated using average shares.
(b)	Rounds to less than $0.01 per share.
(c)
Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.

(d)
As additional information, this ratio is included to reflect the taxes paid on retained long-term gains. These taxes paid are netted against realized capital gains in the Statement of Operations. The taxes paid are treated as deemed distributions and a credit for the taxes paid is passed on to shareholders.

(e)	Annualized.

Senior borrowings:
Total principal amount (in millions)	$15	$15	$15	$15	$15
Asset coverage per $1,000 of indebtedness	$10,540	$10,171	$9,761	$9,525	$9,021

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2015
(Unaudited)

Corporate Restricted Securities - 78.78%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 64.54%: (C)

1492 Acquisition LLC
A leading producer of premium Italian cured meats and deli meats in the U.S.
14% Senior Subordinated Note due 10/17/2019	$684,281	10/17/12	$674,612	$682,319
Limited Liability Company Unit Class A Common (B)	11,364 uts.	10/17/12	11,364	—
Limited Liability Company Unit Class A Preferred (B)	102 uts.	10/17/12	102,270	87,512
			788,246	769,831
A S C Group, Inc.
A designer and manufacturer of high reliability encryption equipment, communications products, computing systems and electronic components primarily for the military and aerospace sectors.
14% Senior Subordinated Note due 12/21/2020	$1,054,503	12/20/13	1,036,965	1,065,047
Limited Liability Company Unit Class A (B)	3,094 uts.	*	153,704	389,453
Limited Liability Company Unit Class B (B)	1,479 uts.	10/09/09	52,999	186,167
* 10/09/09 and 12/20/13.			1,243,668	1,640,667

A W X Holdings Corporation
A provider of aerial equipment rental, sales and repair services to non-residential construction and maintenance contractors operating in the State of Indiana.
10.5% Senior Secured Term Note due 12/20/2016 (D)	$420,000	05/15/08	413,944	210,000
13% Senior Subordinated Note due 12/20/2016 (D)	$420,000	05/15/08	384,627	—
Common Stock (B)	60,000 shs.	05/15/08	60,000	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	21,099 shs.	05/15/08	35,654	—
			894,225	210,000
ABC Industries, Inc.
A manufacturer of mine and tunneling ventilation products in the U.S.
13% Senior Subordinated Note due 07/31/2019	$181,818	08/01/12	168,363	183,636
Preferred Stock Series A (B)	125,000 shs.	08/01/12	125,000	238,188
Warrant, exercisable until 2022, to purchase
common stock at $.02 per share (B)	22,414 shs.	08/01/12	42,446	40,476
			335,809	462,300
ACP Cascade Holdings LLC
A manufacturer and distributor of vinyl windows and patio doors throughout the northwestern United States.
Limited Liability Company Unit Class B (B)	32 uts.	11/09/12	—	—

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,910	249,627
* 12/07/12 and 07/11/13.

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Advanced Technologies Holdings
A provider of factory maintenance services to industrial companies.
Preferred Stock Series A (B)	332 shs.	12/27/07	$164,016	$546,154
Convertible Preferred Stock Series B (B)	28 shs.	01/04/11	21,600	45,791
			185,616	591,945

AFC - Dell Holding Corporation
A distributor and provider of inventory management services for “C-Parts” used by OEMs in their manufacturing and production facilities.
12.5% Senior Subordinated Note due 09/27/2020	$1,185,437	03/27/15	1,162,603	1,199,076
Preferred Stock (B)	1,122 shs.	03/27/15	112,154	106,546
Common Stock (B)	346 shs.	03/27/15	346	329
			1,275,103	1,305,951

Airxcel Holdings
A leading manufacturer of a broad range of climate control solutions, including air-conditioners, heat pumps, cooking appliances, furnaces, powered vents, and water heaters.
12.5% Senior Subordinated Note due 11/18/2020	$1,450,392	11/18/14	1,423,716	1,433,081
Limited Liability Company Unit	288 uts.	11/18/14	288,000	250,882
			1,711,716	1,683,963

American Hospice Management Holding LLC
A for-profit hospice care provider in the United States.
12% Senior Subordinated Note due 03/31/2020 (D)	$1,237,502	*	1,237,361	1,216,889
Preferred Class A Unit (B)	1,706 uts.	**	170,600	—
Preferred Class B Unit (B)	808 uts.	06/09/08	80,789	64,101
Common Class B Unit (B)	16,100 uts.	01/22/04	1	—
Common Class D Unit (B)	3,690 uts.	09/12/06	—	—
* 01/22/04 and 06/09/08.			1,488,751	1,280,990
** 01/22/04 and 09/16/06.

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B)	114 uts.	10/04/12	113,636	325,362

Animal Supply Company
A distributor of pet products to independent pet stores, veterinary clients and other pet specialty retailers.
9.5% Second Lien Term Loan due 09/17/2019	$1,725,000	03/30/15	1,700,603	1,696,310

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Arch Global Precision LLC
A leading manufacturer of high tolerance precision components and consumable tools.
Limited Liability Company Unit Class B (B)	20 uts.	12/21/11	$28,418	$133,906
Limited Liability Company Unit Class C (B)	230 uts.	12/21/11	221,582	1,266,263
			250,000	1,400,169

ARI Holding Corporation
A leading national supplier of products used primarily by specialty contractors.
11.5% Senior Subordinated Note due 02/01/2020	$1,700,320	*	1,676,853	1,705,024
Limited Partnership Interest	524 uts.	08/01/14	523,950	450,530
* 05/21/13 and 08/01/14.			2,200,803	2,155,554

Arrow Tru-Line Holdings, Inc.
A manufacturer of hardware for residential and commercial overhead garage doors in North America.
Preferred Stock (B)	27 shs.	10/16/09	26,825	112,964
Common Stock (B)	213 shs.	05/18/05	212,588	55,790
Warrant, exercisable until 2016, to purchase common
stock at $.01 per share (B)	56 shs.	05/18/05	47,929	14,627
			287,342	183,381
Avantech Testing Services LLC
A manufacturer of custom Non-Destructive Testing (“NDT”) systems and provider of NDT and inspections services primarily to the oil country tubular goods market.
15% Senior Subordinated Note due 07/31/2021	$544,041	07/31/14	535,316	272,020
Limited Liability Company Unit	36,964 uts.	07/31/14	369,643	247,550
			904,959	519,570

Blue Wave Products, Inc.
A distributor of pool supplies.
10% Senior Secured Term Note due 09/30/2018	$258,156	10/12/12	254,967	258,156
13% Senior Subordinated Note due 09/30/2019	$326,488	10/12/12	309,519	333,017
Common Stock (B)	51,064 shs.	10/12/12	51,064	117,681
Warrant, exercisable until 2022, to purchase common
stock at $.01 per share (B)	20,216 shs.	10/12/12	20,216	46,589
			635,766	755,443
BlueSpire Holding, Inc.
A marketing services firm that integrates strategy, technology, and content to deliver customized marketing solutions for clients in the senior living, financial services and healthcare end markets.
12.5% Senior Subordinated Note due 06/30/2021	$1,568,200	06/30/15	1,536,846	1,568,200
Common Stock (B)	1,417 shs.	06/30/15	156,800	148,965
			1,693,646	1,717,165

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

BP SCI LLC
A leading value-added distributor of branded pipes, valves, and fittings (PVF) to diversified end markets.
Limited Liability Company Unit Class A (B)	417 uts.	10/17/12	$41,667	$260,353
Limited Liability Company Unit Class B (B)	167 uts.	10/17/12	166,666	223,626
			208,333	483,979

CG Holdings Manufacturing Company
A coating provider serving the automotive, agricultural, heavy truck and other end markets.
13% Senior Subordinated Note due 11/01/2019	$1,412,605	*	1,347,131	1,426,731
Preferred Stock (B)	1,350 shs.	*	134,972	151,061
Preferred Stock (B)	489 shs.	*	48,721	54,751
Common Stock (B)	140 shs.	*	14,864	71,803
Warrant, exercisable until 2023, to purchase common
stock at $.01 per share (B)	58 shs.	*	5,430	29,824
* 05/09/13 and 11/01/13.			1,551,118	1,734,170

CHG Alternative Education Holding Company
A leading provider of publicly-funded, for profit pre-K-12 education services targeting special needs children at therapeutic day schools and “at risk” youth through alternative education programs.
13.5% Senior Subordinated Note due 01/19/2018	$762,252	01/19/11	741,521	762,252
14% Senior Subordinated Note due 08/03/2019	$198,855	08/03/12	196,239	200,844
Common Stock (B)	375 shs.	01/19/11	37,500	53,977
Warrant, exercisable until 2021, to purchase common
stock at $.01 per share (B)	295 shs.	01/19/11	29,250	42,429
			1,004,510	1,059,502

Church Services Holding Company
A provider of diversified residential services to homeowners in the Houston, Dallas, and Austin markets.
14.5% Senior Subordinated Note due 03/26/2018	$426,889	03/26/12	419,135	423,858
10% Senior Subordinated Note due 09/12/2015	$6,488	09/15/14	6,488	6,484
Common Stock (B)	1,327 shs.	*	132,700	77,538
Warrant, exercisable until 2022, to purchase common
stock at $.01 per share (B)	57 shs.	03/26/12	5,740	3,331
* 03/26/12, 05/25/12 and 06/19/12.			564,063	511,211

Clarion Brands Holding Corp.
A portfolio of six over-the-counter (OTC) pharmaceutical brands whose products are used to treat tinnitus or ringing of the ear, excessive sweating, urinary tract infections, muscle pain, and skin conditions.
12.5% Senior Subordinated Note due 09/31/2021	$1,585,890	10/01/14	1,556,720	1,590,403
Common Stock (B)	1,568 shs.	10/01/14	156,818	124,825
			1,713,538	1,715,228

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Clough, Harbour and Associates
An engineering service firm that is located in Albany, NY.
Preferred Stock (B)	147 shs.	12/02/08	$146,594	$373,279

Compass Chemical International LLC
A manufacturer and supplier of standard and specialty formulated chemicals, primarily phosphoric acid derivatives called phosphonates.
13% Senior Subordinated Note due 10/04/2020	$1,504,645	03/04/15	1,475,602	1,474,424
Limited Liability Company Unit (B)	230 uts.	03/04/15	230,000	216,610
			1,705,602	1,691,034

Connecticut Electric, Inc.
A supplier and distributor of electrical products sold into the retail and wholesale markets.
Limited Liability Company Unit Class A (B)	82,613 uts.	01/12/07	82,613	78,939
Limited Liability Company Unit Class C (B)	59,756 uts.	01/12/07	59,756	61,301
Limited Liability Company Unit Class D (B)	671,525 uts.	05/03/10	—	772,363
Limited Liability Company Unit Class E (B)	1,102 uts.	05/03/10	—	2,567
			142,369	915,170

CTM Holding, Inc.
A leading owner and operator of coin-operated children’s rides, penny presses and candy kiosks in the U.S.
15% Senior Subordinated Note due 11/22/2019	$1,240,024	11/22/13	1,220,791	1,254,319
Common Stock (B)	78 shs.	11/22/13	443,182	377,683
			1,663,973	1,632,002

Custom Engineered Wheels, Inc.
A manufacturer of custom engineered, non-pneumatic plastic wheels and plastic tread cap tires used primarily for lawn and garden products and wheelchairs.
Preferred Stock PIK (B)	156 shs.	10/26/09	156,468	230,735
Preferred Stock Series A (B)	114 shs.	10/27/09	104,374	168,580
Common Stock (B)	38 shs.	10/26/09	38,244	—
Warrant, exercisable until 2016, to purchase common
stock at $.01 per share (B)	28 shs.	10/27/09	25,735	—
			324,821	399,315

DPL Holding Corporation
A distributor and manufacturer of aftermarket undercarriage parts for medium and heavy duty trucks and trailers.
14% Senior Subordinated Note due 05/04/2019	$1,362,569	05/04/12	1,345,443	1,362,569
Preferred Stock (B)	25 shs.	05/04/12	252,434	306,024
Common Stock (B)	25 shs.	05/04/12	28,048	127,504
			1,625,925	1,796,097

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Dunn Paper
A provider of specialty paper for niche product applications.
11.25% Senior Subordinated Note due 06/30/2020	$1,463,636	12/30/14	$1,436,344	$1,479,248
Preferred Stock (B)	261 shs.	12/30/14	261,364	354,054
			1,697,708	1,833,302

E S P Holdco, Inc.
A manufacturer of power protection technology for commercial office equipment, primarily supplying the office equipment dealer network.
Common Stock (B)	349 shs.	01/08/08	174,701	348,855

Eatem Holding Company
A developer and manufacturer of savory flavor systems for soups, sauces, gravies, and other products produced by food manufacturers for retail and foodservice end products.
Common Stock (B)	50 shs.	02/01/10	50,000	92,444
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	119 shs.	02/01/10	107,100	220,423
			157,100	312,867

ECG Consulting Group
A healthcare management consulting company who provides strategic, financial, operational, and technology related consulting services to healthcare providers.
11.75% Senior Subordinated Note due 11/21/2020	$1,299,661	11/21/14	1,272,324	1,307,404
Limited Liability Company Unit (B)	230 uts.	11/19/14	71,875	71,664
			1,344,199	1,379,068

EPM Holding Company
A provider of non-discretionary regulatory driven engineering services that support mission critical safety and operational aspects of nuclear power plants.
14.5% Senior Subordinated Note due 07/26/2019	$290,314	07/26/13	285,883	296,121
Common Stock (B)	1,535 shs.	07/26/13	153,474	394,425
			439,357	690,546

ERG Holding Company LLC
A provider of inpatient and outpatient clinical trial services to pharmaceutical companies and contract research organizations.
13.5% Senior Subordinated Note due 10/04/2019	$947,819	04/04/14	932,272	943,585
Common Stock (B)	31 shs.	04/04/14	77,533	77,525
			1,009,805	1,021,110

F F C Holding Corporation
A leading U.S. manufacturer of private label frozen novelty and ice cream products.
Limited Liability Company Unit Preferred (B)	171 uts.	09/27/10	58,345	69,954
Limited Liability Company Unit Common (B)	171 uts.	09/27/10	17,073	120,773
			75,418	190,727

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

F G I Equity LLC
A manufacturer of a broad range of filters and related products that are used in commercial, light industrial, healthcare, gas turbine, nuclear, laboratory, clean room, hotel, educational system, and food processing settings.

Limited Liability Company Unit Preferred (B)	80,559 uts.	04/15/14	$—	$80,559
Limited Liability Company Unit Class B-1 (B)	65,789 uts.	12/15/10	65,789	124,870
Limited Liability Company Unit Class B-2 (B)	8,248 uts.	12/15/10	8,248	15,655
Limited Liability Company Unit Class B-3 (B)	6,522 uts.	08/30/12	15,000	13,989
Limited Liability Company Unit Class C (B)	1,575 uts.	12/20/10	16,009	25,300
			105,046	260,373

FMH Holdings Corporation
A designer and manufacturer of highly engineered components for the aerospace, defense and space industries.
11.5% Senior Subordinated Note due 11/01/2020	$1,443,937	05/01/15	1,415,527	1,450,227
Common Stock (B)	148 shs.	05/01/15	148,096	140,695
			1,563,623	1,590,922

G C Holdings
A leading manufacturer of gaming tickets, industrial recording charts, security-enabled point-of sale receipts, and medical charts and supplies.
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	198 shs.	10/19/10	46,958	127,937

GD Dental Services LLC
A provider of convenient “onestop” general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	45,963
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	89,497
			76,687	135,460

GenNx Novel Holding, Inc.
A manufacturer and distributor of nutraceutical ingredients.
13% Senior Subordinated Note due 03/27/2020	$1,585,980	03/27/14	1,559,353	1,548,276
Common Stock (B)	15,500 shs.	03/27/14	155,000	178,607
			1,714,353	1,726,883

gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician’s office channels.
14% Senior Subordinated Note due 03/27/2019	$1,184,052	03/27/13	1,167,790	1,184,052
Common Stock (B)	1,181 shs.	03/27/13	118,110	163,012
			1,285,900	1,347,064

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

GlynnDevins Acquisition Corporation
A marketing communications agency that services senior living facilities.
13% Senior Subordinated Note due 12/19/2020	$788,872	06/19/15	$773,187	$786,119
Preferred Stock Series A (B)	342 shs.	06/19/15	70,683	70,684
Common Stock (B)	342 shs.	06/19/15	2,945	2,798
			846,815	859,601

Golden County Foods Holding, Inc.
A manufacturer of frozen appetizers and snacks.
14% Senior Subordinated Note due 11/13/2019 (D)	$38,950	11/13/13	231,183	—
Preferred Stock (B)	151,643 shs.	11/13/13	77,643	—
Preferred Stock Series F (B)	155,800 shs.	11/13/13	924,731	—
			1,233,557	—

Grakon Parent
The leading designer and manufacturer of highly-engineered and customized LED and incandescent lighting systems for transportation-based markets.
12% Senior Subordinated Note due 04/30/2021	$1,550,169	10/31/14	1,521,348	1,555,974
Common Stock (B)	175 shs.	10/31/14	174,831	195,552
			1,696,179	1,751,526

GTI Holding Company
A designer, developer, and marketer of precision specialty hand tools and handheld test instruments.
12% Senior Subordinated Note due 02/05/2020	$727,865	02/05/14	685,051	716,275
Common Stock (B)	846 shs.	02/05/14	84,636	83,958
Warrant, exercisable until 2024, to purchase
common stock at $.01 per share (B)	397 shs.	02/05/14	36,816	39,399
			806,503	839,632

Handi Quilter Holding Company
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
12% Senior Subordinated Note due 06/19/2021	$1,437,500	12/19/14	1,410,333	1,409,349
Limited Liability Company Unit-Preferred (B)	288 uts.	12/19/14	287,500	277,095
Limited Liability Company Unit Common Class A (B)	2,875 uts.	12/19/14	—	—
			1,697,833	1,686,444

Hartland Controls Holding Corporation
A manufacturer and distributor of electronic and electromechanical components.
14% Senior Subordinated Note due 08/14/2019	$1,089,948	02/14/14	1,072,114	1,111,747
12% Senior Subordinated Note due 08/14/2019	$431,250	06/22/15	426,958	431,389
Preferred Stock Series A (B)	2,547 shs.	02/14/14	120,857	124,032
Common Stock (B)	821 shs.	02/14/14	822	153,283
			1,620,751	1,820,451

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount,
	Shares, Units or	Acquisition
Corporate Restricted Securities: (A) (Continued)	Ownership Percentage	Date	Cost	Fair Value

Healthcare Direct Holding Company
A direct-to-customer marketer of discount dental plans.
Common Stock (B)	517 shs.	03/09/12	$51,724	$76,977

HHI Group, LLC
A developer, marketer, and distributor of hobby-grade radio control products.
14% Senior Subordinated Note due 01/17/2020	$1,568,327	01/17/14	1,543,046	1,599,693
Limited Liability Company Unit (B)	102 uts.	01/17/14	101,563	95,882
			1,644,609	1,695,575

Hi-Rel Group LLC
A manufacturer and distributor of precision metal piece parts for the microelectronic packaging industry, serving the aerospace/defense, telecommunications, and medical end markets.
12% Senior Subordinated Note due 03/15/2018	$703,125	04/15/13	673,440	694,356
Limited Liability Company Unit (B)	234 uts.	04/15/13	234,375	203,004
Warrant, exercisable until 2020, to purchase common
stock at $.01 per share (B)	37,177 shs.	04/15/13	32,344	30,589
			940,159	927,949

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B)	47 uts.	10/14/11	—	—
			—	—

Hospitality Mints Holding Company
A manufacturer of individually-wrapped imprinted promotional mints.
12% Senior Subordinated Note due 08/19/2016	$1,098,837	08/19/08	1,079,664	1,091,364
Common Stock (B)	251 shs.	08/19/08	251,163	64,367
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	65 shs.	08/19/08	60,233	16,638
			1,391,060	1,172,369

HVAC Holdings, Inc.
A provider of integrated energy efficiency services and maintenance programs for HVAC systems.
12.5% Senior Subordinated Note due 09/27/2019	$1,193,399	09/27/12	1,176,892	1,186,437
Limited Liability Company Unit Class A Common (B)	910 uts.	09/27/12	910	30,895
Limited Liability Company Unit Class A Preferred (B)	1,127 uts.	09/27/12	112,726	145,761
			1,290,528	1,363,093

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ideal Tridon Holdings, Inc.
A designer and manufacturer of clamps and couplings used in automotive and industrial end markets.
Common Stock (B)	93 shs.	10/27/11	$92,854	$188,629

Impact Confections
An independent manufacturer and marketer of confectionery products including Warheads® brand sour candies, Melster® brand classic candies, and co-manufactured/private label classic candies.
13% Senior Subordinated Note due 11/04/2020	$1,070,590	11/10/14	1,050,875	$1,066,508
Common Stock (B)	2,300 shs.	11/10/14	230,000	174,808
			1,280,875	1,241,316

Insurance Claims Management, Inc.
A third party administrator providing auto and property claim administration services for insurance companies.
Common Stock (B)	47 shs.	02/27/07	1,424	188,047

J A C Holding Enterprises, Inc.
A supplier of luggage racks and accessories to the original equipment manufacturers.
Preferred Stock A (B)	165 shs.	12/20/10	165,000	174,072
Preferred Stock B (B)	0.06 shs.	12/20/10	—	63
Common Stock	33 shs.	12/20/10	1,667	—
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	12 shs.	12/20/10	105,643	49,784
			272,310	223,919

Janus Group Holdings LLC
A manufacturer of roll-up doors and hallway systems that are primarily used in self-storage facilities.
13.5% Senior Subordinated Note due 06/11/2019	$1,342,391	12/11/13	1,321,196	1,369,239
Limited Liability Company Unit Class A (B)	283 uts.	12/11/13	139,258	492,205
			1,460,454	1,861,444

JMH Investors LLC
A developer and manufacturer of custom formulations for a wide variety of foods.
14.25% Senior Subordinated Note due 12/05/2019	$1,093,961	12/05/12	1,078,612	984,373
Limited Liability Company Unit (B)	1,038,805 uts.	12/05/12	232,207	10,388
			1,310,819	994,761

K & N Parent, Inc.
A manufacturer and supplier of automotive aftermarket performance air filters and intake systems.
Preferred Stock Series A	102 shs.	12/23/11	—	—
Preferred Stock Series B	29 shs.	12/23/11	—	—
Common Stock	163 shs.	*	6,522	98,296
* 12/23/11 and 06/30/14.			6,522	98,296

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

K N B Holdings Corporation
A designer, manufacturer and marketer of products for the custom framing market.
Common Stock (B)	71,053 shs.	05/24/06	$71,053	$74,160
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	43,600 shs.	05/25/06	37,871	45,507
			108,924	119,667

K P I Holdings, Inc.
The largest player in the U.S. non-automotive, non-ferrous die casting segment.
Limited Liability Company Unit Class C Preferred (B)	40 uts.	06/30/15	—	42,833
Common Stock (B)	353 shs.	07/15/08	285,619	378,025
			285,619	420,858

Master Cutlery LLC
A designer and marketer of a wide assortment of knives and swords.
13% Senior Subordinated Note due 04/17/2020	$885,864	04/17/15	875,053	878,090
Limited Liability Company Unit (B)	5 uts.	04/17/15	678,329	687,552
			1,553,382	1,565,642

Mail Communications Group, Inc.
A provider of mail processing and handling services, lettershop services, and commercial printing services.
Limited Liability Company Unit	12,764 uts.	*	166,481	335,310
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	1,787 shs.	05/04/07	22,781	46,946
* 05/04/07 and 01/02/08.			189,262	382,256

Manhattan Beachwear Holding Company
A designer and distributor of women’s swimwear.
12.5% Senior Subordinated Note due 01/15/2018	$419,971	01/15/10	395,745	419,609
15% Senior Subordinated Note due 01/15/2018	$115,253	10/05/10	114,251	109,381
Common Stock (B)	35 shs.	10/05/10	35,400	43,663
Common Stock Class B (B)	118 shs.	01/15/10	117,647	145,113
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	104 shs.	10/05/10	94,579	128,424
			757,622	846,190

MedSystems Holdings LLC
A manufacturer of enteral feeding products, such as feeding tubes and other products related to assisted feeding.
Preferred Unit (B)	66 uts.	08/29/08	46,152	88,956
Common Unit Class A (B)	671 uts.	08/29/08	671	136,912
Common Unit Class B (B)	263 uts.	08/29/08	63,564	53,710
			110,387	279,578

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Merex Holding Corporation
A provider of after-market spare parts and components, as well as Maintenance, Repair and Overhaul services for “out of production” or “legacy” aerospace and defense systems that are no longer effectively supported by the original equipment manufacturers.

14% Senior Subordinated Note due 10/30/2019	$454,295	09/22/11	$449,119	$435,152
Limited Liability Company Unit Series A	228 uts.	05/07/14	14,760	2,583
Limited Liability Company Unit Series B (B)	155,945 uts.	09/22/11	155,945	35,679
			619,824	473,414

MES Partners, Inc.
An industrial service business offering an array of cleaning and environmental services to the Gulf Coast region of the U.S.
12% Senior Subordinated Note due 09/30/2021	$1,090,181	09/30/14	1,070,085	1,095,895
Common Stock Class B (B)	219,545 shs.	09/30/14	219,545	305,622
			1,289,630	1,401,517

MNX Holding Company
An international third party logistics company providing customized logistics services to customers across the globe.
14% Senior Subordinated Note due 11/02/2019	$1,271,152	11/02/12	1,253,576	1,246,949
Common Stock (B)	45 shs.	11/02/12	44,643	24,146
			1,298,219	1,271,095

Money Mailer
A leading provider of hyperlocal shared direct mail advertising as well as interactive and online advertising solutions through its nationwide production and distribution network.
Preferred Stock	1,332,865 shs.	12/10/14	1,312,872	1,332,865

Motion Controls Holdings
A manufacturer of high performance mechanical motion control and linkage products.
14.25% Senior Subordinated Note due 08/15/2020	$982,905	11/30/10	973,564	982,905
Limited Liability Company Unit Class B-1 (B)	75,000 uts.	11/30/10	—	79,650
Limited Liability Company Unit Class B-2 (B)	6,801 uts.	11/30/10	—	7,223
			973,564	1,069,778

NABCO, Inc.
A producer of explosive containment vessels in the United States.
Common Stock (B)	429 shs.	12/20/12	306,091	202,830

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

NetShape Technologies, Inc.
A manufacturer of powder metal and metal injection molded precision components used in industrial, consumer, and other applications.
12% Senior Subordinated Note due 06/10/2020	$810,000	02/02/07	$809,291	$796,095
Limited Partnership Interest of Saw Mill PCG Partners
LLC (B)	1.38% int.	02/01/07	588,077	—
Limited Liability Company Unit Class D of Saw Mill
PCG Partners LLC (B)	9 uts.	*	8,873	—
Limited Liability Company Unit Class D-1 of Saw Mill
PCG Partners LLC (B)	121 uts.	09/30/09	121,160	—
Limited Liability Company Unit Class D-2 of Saw Mill
PCG Partners LLC (B)	68 uts.	04/29/11	34,547	132,886
Limited Liability Company Unit Class D-3 of Saw Mill
PCG Partners LLC (B)	104 uts.	12/10/14	103,904	109,718
* 12/18/08 and 09/30/09.			1,665,852	1,038,699

Northwest Mailing Services, Inc.
A producer of promotional materials for companies that use direct mail as part of their customer retention and loyalty programs.
Limited Partnership Interest (B)	1,740 uts.	*	174,006	138,700
Warrant, exercisable until 2019, to purchase
common stock at $.01 per share (B)	2,605 shs.	*	260,479	207,627
* 07/09/09 and 08/09/10.			434,485	346,327

O E C Holding Corporation
A provider of elevator maintenance, repair and modernization services.
13% Senior Subordinated Note due 08/23/2018	$444,445	06/04/10	426,450	444,445
Preferred Stock Series A (B)	554 shs.	06/04/10	55,354	85,955
Preferred Stock Series B (B)	311 shs.	06/04/10	31,125	—
Common Stock (B)	344 shs.	06/04/10	344	—
			513,273	530,400

Pearlman Enterprises, Inc.
A developer and distributor of tools, equipment and supplies to the natural and engineered stone industry.
Preferred Stock Series A (B)	1,236 shs.	05/22/09	59,034	1,938,474
Preferred Stock Series B (B)	7,059 shs.	05/22/09	290,050	114,082
Common Stock (B)	21,462 shs.	05/22/09	993,816	—
			1,342,900	2,052,556

Petroplex Inv Holdings LLC
A leading provider of acidizing services to E&P customers in the Permian Basin.
Limited Liability Company Unit	156,250 uts.	11/29/12	156,250	194,180

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
13% Senior Subordinated Note due 01/31/2020	$1,046,208	07/31/14	$1,027,982	$1,032,032
Limited Liability Company Unit	148,096 uts.	07/31/14	148,096	150,779
			1,176,078	1,182,811

Power Stop Holdings LLC
A supplier of performance upgrade aftermarket brake products.
11% Senior Subordinated Note due 05/29/2022	$1,610,100	05/29/15	1,578,306	1,623,412
Limited Liability Company Unit Common (B)	1,149 uts.	05/29/15	—	—
Limited Liability Company Unit Preferred (B)	1,149 uts.	05/29/15	114,900	114,900
			1,693,206	1,738,312

PPC Event Services
A special event equipment rental business.
14% Senior Subordinated Note due 05/20/2020	$1,132,491	11/20/14	1,111,285	1,140,849
Limited Liability Company Unit (B)	3,450 uts.	11/20/14	172,500	164,957
			1,283,785	1,305,806

R A J Manufacturing Holdings LLC
A designer and manufacturer of women’s swimwear sold under a variety of licensed brand names.
8% Senior Subordinated Note due 01/02/2017	$49,908	01/02/14	217,411	49,992
Limited Liability Company Unit (B)	1,497 uts.	12/15/06	149,723	—
Limited Liability Company Unit Class B Common (B)	6 uts.	01/02/14	219,593	—
Limited Liability Company Unit Series B-1
Preferred (B)	9 uts.	01/02/14	374,307	374,308
Warrant, exercisable until 2017, to purchase
common stock at $.01 per share (B)	2 shs.	12/15/06	69,609	—
			1,030,643	424,300

Randy’s Worldwide Automotive
A designer and distributor of automotive aftermarket parts.
11.5% Senior Subordinated Note due 05/12/2021	$1,135,898	05/12/15	1,113,688	1,125,399
Common Stock (B)	118 shs.	05/12/15	118,476	112,556
			1,232,164	1,237,955

REVSpring, Inc.
A provider of accounts receivable management and revenue cycle management services to customers in the healthcare, financial and utility industries.
Limited Liability Company Unit Class A (B)	13,548 uts.	*	135,477	216,725
* 10/21/11 and 08/03/12.

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value
Corporate Restricted Securities: (A) (Continued)

Safety Infrastructure Solutions
A provider of trench safety equipment to a diverse customer base across multiple end markets in Texas and the Southwestern United States.
Preferred Stock (B)	2,098 shs.	03/30/12	$83,920	$110,274
Common Stock (B)	983 shs.	03/30/12	9,830	86,319
			93,750	196,593

Signature Systems Holding Company
A seller and installer of a variety of modular surfaces, industrial matting and related products used for ground protection.
Common Stock (B)	76 shs.	03/15/13	75,509	254,530
Warrant, exercisable until 2023, to purchase
common stock A at $.01 per share (B)	31 shs.	03/15/13	28,316	103,990
			103,825	358,520

Smart Source Holdings LLC
A short-term computer rental company.
Limited Liability Company Unit (B)	328 uts.	*	261,262	296,792
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	83 shs.	*	67,467	75,178
* 08/31/07 and 03/06/08.			328,729	371,970

SMB Machinery Holdings, Inc.
A reseller of used, rebuilt and refurbished packaging and processing equipment, primarily serving the bottling and food manufacturing industries.
14% Senior Subordinated Note due 10/18/2019	$753,579	10/18/13	741,977	565,184
Common Stock (B)	841 shs.	10/18/13	84,100	—
			826,077	565,184

Spartan Foods Holding Company
A manufacturer of branded pizza crusts and pancakes.
12.25% Senior Subordinated Note due 03/01/2019	$605,299	12/15/09	558,609	605,299
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	136 shs.	12/15/09	120,234	128,512
			678,843	733,811

Strahman Holdings Inc
A manufacturer of industrial valves and wash down equipment for a variety of industries, including chemical, petrochemical, polymer, pharmaceutical, food processing, beverage and mining.
14% Senior Subordinated Note due 06/13/2019	$1,059,783	12/13/13	1,041,645	1,069,038
Preferred Stock Series A (B)	158,967 shs.	12/13/13	158,967	170,020
			1,200,612	1,239,058

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Sundance Investco LLC
A provider of post-production services to producers of movies and television shows.
Limited Liability Company Unit Class A (B)	3,405 uts.	03/31/10	$—	$—

Sunrise Windows Holding Company
A manufacturer and marketer of premium vinyl windows exclusively selling to the residential remodeling and replacement market.
14% Senior Subordinated Note due 12/14/2017	$1,054,446	12/14/10	1,027,610	1,054,446
14% Senior Subordinated PIK Note due 12/14/2017	$106,449	08/17/12	104,483	105,688
Common Stock (B)	38 shs.	12/14/10	38,168	41,909
Warrant, exercisable until 2020, to purchase
common stock at $.01 per share (B)	37 shs.	12/14/10	37,249	40,899
			1,207,510	1,242,942

Synteract Holdings Corporation
A provider of outsourced clinical trial management services to pharmaceutical and biotechnology companies.
16% Senior Subordinated Note due 02/26/2019	$2,312,870	09/02/08	2,263,613	2,312,870
Preferred Stock Series D (B)	257 shs.	02/27/13	25,678	—
Redeemable Preferred Stock Series A (B)	678 shs.	10/03/08	6,630	—
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	6,778 shs.	09/02/08	59,661	—
			2,355,582	2,312,870

Torrent Group Holdings, Inc.
A contractor specializing in the sales and installation of engineered drywells for the retention and filtration of stormwater and nuisance water flow.
3% Senior Subordinated Note due 12/31/2018 (D)	$1,062,258	12/05/13	—	1,009,145
15% Senior Subordinated Note due 12/05/2020 (D)	$46,798	12/05/13	219,203	18,719
Warrant, exercisable until 2023, to purchase
common stock at $.01 per share (B)	28,079 shs.	12/05/13	—	—
			219,203	1,027,864

Transpac Holding Company
A designer, importer, and wholesaler of home décor and seasonal gift products.
8% Senior Subordinated Note due 10/31/2015 (D)	$938,651	10/31/07	909,276	—
Common Stock (B)	110 shs.	10/31/07	110,430	—
Warrant, exercisable until 2015, to purchase
common stock at $.01 per share (B)	50 shs.	10/31/07	46,380	—
			1,066,086	—

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Tranzonic Holdings LLC
A producer of commercial and industrial supplies, such as safety products, janitorial supplies, work apparel, washroom and restroom supplies and sanitary care products.
14% Senior Subordinated Note due 07/05/2019	$1,536,983	07/05/13	$1,514,612	$1,552,353
Limited Liability Company Unit Class A (B)	147,727 shs.	07/05/13	147,727	172,267
			1,662,339	1,724,620

Tristar Global Energy Solutions, Inc.
A hydrocarbon and decontamination services provider serving refineries worldwide.
12.5% Senior Subordinated Note due 07/31/2020	$1,117,999	01/23/15	1,096,376	1,067,830

Truck Bodies & Equipment International
A designer and manufacturer of accessories for heavy and medium duty trucks, primarily dump bodies, hoists,various forms of flat-bed bodies, landscape bodies and other accessories.
Preferred Stock Series B (B)	128 shs.	10/20/08	127,677	483,291
Common Stock (B)	393 shs.	*	423,985	113,982
Warrant, exercisable until 2017, to purchase
common stock at $.02 per share (B)	81 shs.	*	84,650	23,539
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	558 shs.	10/20/08	—	161,882
* 07/19/05 and 12/22/05.			636,312	782,694

Vitex Packaging Group, Inc.
A manufacturer of specialty packaging, primarily envelopes and tags used on tea bags.
Class B Unit (B)	406,525 uts.	10/29/09	184,266	—
Class C Unit (B)	450,000 uts.	10/29/09	413,244	244,888
Limited Liability Company Unit Class A (B)	383,011 uts.	*	229,353	—
Limited Liability Company Unit Class B (B)	96,848 uts.	07/19/04	96,848	—
* 07/19/04 and 10/29/09.			923,711	244,888

VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts.
Common Stock (B)	3,632 shs.	03/31/14	363,158	468,106

Wellborn Forest Holding Company
A manufacturer of semi-custom kitchen and bath cabinetry.
8% Senior Subordinated Note due 09/30/2017 (D)	$1,680,931	11/30/06	867,531	—
Common Stock (B)	101 shs.	11/30/06	101,250	—
Warrant, exercisable until 2016, to purchase
common stock at $.01 per share (B)	51 shs.	11/30/06	45,790	—
			1,014,571	—

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Wheaton Holding Corporation
A distributor and manufacturer of laboratory supply products and packaging.
Preferred Stock Series B (B)	703 shs.	06/08/10	$70,308	$111,679
Common Stock (B)	353 shs.	06/08/10	353	75,773
			70,661	187,452

Whitcraft Holdings, Inc.
A leading independent manufacturer of precision formed, machined, and fabricated flight-critical aerospace components.
Common Stock (B)	205 shs.	12/16/10	205,480	130,056
Warrant, exercisable until 2018, to purchase
common stock at $.01 per share (B)	55 shs.	12/16/10	49,334	34,951
			254,814	165,007

WP Supply Holding Corporation
A distributor of fresh fruits and vegetables to grocery wholesalers and foodservice distributors in the upper Midwest.
14.5% Senior Subordinated Note due 06/12/2020	$931,209	11/03/11	920,933	940,521
Common Stock	1,500 shs.	11/03/11	150,000	187,932
			1,070,933	1,128,453

York Wall Holding Company
A designer, manufacturer and marketer of wall covering products for both residential and commercial wall coverings.
12.5% Senior Subordinated Note due 03/04/2021	$1,548,957	03/04/15	1,519,265	1,515,760
Common Stock (B)	1,835 shs.	03/04/15	183,500	179,366
			1,702,765	1,695,126

Total Private Placement Investments (E)			$90,249,842	$92,361,107

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 14.24%:

Bonds - 14.24%
Alliant Techsystems Inc.	5.250%	10/01/21	$500,000	$500,000	$510,000
Amsted Industries	5.375	09/15/24	240,000	240,000	238,200
ArcelorMittal	6.125	06/01/18	500,000	508,220	532,500
Belden Inc.	5.250	07/15/24	210,000	210,000	203,700
CITGO Petroleum Corporation	6.250	08/15/22	425,000	425,000	417,563
Consolidated Energy Finance S.A.	6.750	10/15/19	447,000	442,729	453,705
Cornerstone Chemical Company	9.375	03/15/18	375,000	381,135	393,750
CTP Transportation Products, LLC	8.250	12/15/19	310,000	310,000	320,850
Dean Foods	6.500	03/15/23	329,000	329,000	335,580
Endo Finance LLC	5.375	01/31/23	500,000	490,843	493,750
Family Tree Escrow, LLC	5.750	03/01/23	156,000	156,000	163,020
First Data Corporation	7.375	06/15/19	250,000	250,000	259,875
Forest Laboratories, Inc.	5.000	12/15/21	370,000	370,000	401,499
Forest Laboratories, Inc.	4.875	02/15/21	500,000	500,000	542,107
Harron Communications, L.P.	9.125	04/01/20	250,000	270,545	270,313
HD Supply, Inc.	5.250	12/15/21	127,000	127,000	128,746
Hilcorp Energy Company	5.000	12/01/24	335,000	335,000	314,130
H.J. Heinz Company	4.875	02/15/25	500,000	500,000	544,375
Huntington Ingalls Industries	5.000	12/15/21	500,000	500,000	508,750
International Wire Group	8.500	10/15/17	500,000	520,956	517,500
J.B. Poindexter Co., Inc.	9.000	04/01/22	500,000	500,000	535,000
Jupiter Resources Inc.	8.500	10/01/22	500,000	475,181	418,750
Kenan Advantage Group, Inc.	8.375	12/15/18	500,000	514,400	520,625
Kindred Escrow Corp. II	8.750	01/15/23	500,000	500,000	543,125
LBC Tank Terminals Holding Netherlands B.V.	6.875	05/15/23	663,000	681,511	684,547
Mallinckrodt PLC	5.750	08/01/22	500,000	500,000	511,250
MEG Energy Corporation	6.375	01/30/23	500,000	500,000	462,500
Micron Technology, Inc.	5.250	08/01/23	494,000	494,000	473,623
Moog Inc.	5.250	12/01/22	246,000	246,000	250,305
Netflix, Inc.	5.500	02/15/22	299,000	299,000	308,718
Nielsen Finance LLC	5.000	04/15/22	271,000	272,948	265,580
Numericable Group SA	4.875	05/15/19	240,000	240,000	237,600
Murry Energy Corporation	11.250	04/15/21	500,000	484,669	420,000
NXP BV/NXP Funding LLC	3.750	06/01/18	750,000	750,000	755,625
Paragon Offshore plc.	6.750	07/15/22	500,000	165,181	165,000
Penske Corporation	4.875	07/11/22	500,000	498,351	528,357
Prestige Brands Holdings, Inc.	5.375	12/15/21	650,000	650,000	650,000
Sabre GLBL, Inc.	5.375	04/15/23	170,000	170,000	167,450
Safway Group Holding LLC/Finance Corporation	7.000	05/15/18	250,000	250,000	255,573

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Sirius XM Radio Inc.	5.875%	10/01/20	$445,000	$445,000	$456,125
Topaz Marine S.A.	8.625	11/01/18	500,000	500,000	488,750
Unitymedia KabelBW GmbH	6.125	01/15/25	500,000	500,000	522,500
Univision Communications, Inc.	5.125	05/15/23	160,000	160,000	155,200
Univision Communications, Inc.	5.125	02/15/25	419,000	424,761	404,419
UPCB Finance IV Limited	5.375	01/15/25	208,000	208,000	198,536
Valeant Pharmaceuticals International	7.000	10/01/20	250,000	250,586	260,000
Virgin Media Secured Finance PLC	5.250	01/15/26	500,000	504,828	483,125
VRX Escrow Corp.	6.125	04/15/25	382,000	382,000	392,983
Welltec A/S	8.000	02/01/19	375,000	370,444	358,125
West Corporation	5.375	07/15/22	500,000	490,942	467,500
XPO Logistics, Inc.	7.875	09/01/19	451,000	464,200	481,938
Total Bonds				20,258,430	20,372,742

Preferred Stock - 0.00%
TherOX, Inc. (B)			26	—	—
Total Preferred Stock				—	—

Common Stock - 0.00%
Touchstone Health Partnership (B)			292	—	—
Total Common Stock				—	—

Total Rule 144A Securities				20,258,430	20,372,742

Total Corporate Restricted Securities				$110,508,272	$112,733,849

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Public Securities - 23.47%: (A)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 0.12%
Aquilex Holdings LLC	5.000%	12/31/20	$168,834	$168,499	$168,412
Total Bank Loans				168,499	168,412

Bonds - 23.34%
Access Midstream Partners, L.P.	4.875%	03/15/24	$500,000	$500,000	$491,250
Accuride Corp	9.500	08/01/18	500,000	488,930	511,250
ADT Corporation	6.250	10/15/21	500,000	515,680	525,000
Alcoa, Inc.	6.150	08/15/20	600,000	621,258	653,578
Ally Financial, Inc.	5.500	02/15/17	750,000	756,338	781,875
Alta Mesa Financial Services	9.625	10/15/18	383,000	372,949	302,570
Anglogold Holdings PLC	5.375	04/15/20	600,000	603,677	605,685
Anixter, Inc.	5.125	10/01/21	165,000	165,000	167,887
Antero Resources Corporation	5.375	11/01/21	395,000	395,000	379,200
B&G Foods, Inc.	4.625	06/01/21	440,000	440,000	433,400
Bank of America Corporation	4.000	04/01/24	500,000	498,321	508,787
Bonanza Creek Energy, Inc.	5.750	02/01/23	500,000	500,000	448,750
Brunswick Corporation	7.125	08/01/27	500,000	504,384	535,000
Calumet Specialty Products Partners L.P.	7.625	01/15/22	500,000	500,754	510,000
CCO Holdings Capital Corporation	5.750	01/15/24	500,000	484,411	502,500
CHC Helicopter SA	9.250	10/15/20	900,000	850,116	654,750
Chrysler Group, LLC	8.250	06/15/21	210,000	228,601	228,900
Cimarex Energy Co.	5.875	05/01/22	500,000	532,151	535,000
California Resources Corporation	6.000	11/15/24	480,000	480,000	412,800
Clearwater Paper Corporation	4.500	02/01/23	500,000	495,948	473,750
Commercial Metals Company	4.875	05/15/23	750,000	751,302	705,000
Continental Resources, Inc.	5.000	09/15/22	500,000	509,021	490,315
CVR Refining LLC	6.500	11/01/22	350,000	339,611	350,000
D.R. Horton, Inc.	4.000	02/15/20	500,000	500,000	497,350
Duke Realty Limited Partnership	3.875	10/15/22	500,000	504,245	506,246
Forum Energy Technologies	6.250	10/01/21	160,000	160,000	158,400
Frontier Communications Corporation	6.875	01/15/25	500,000	491,091	418,125
General Electric Capital Corporation	5.500	01/08/20	500,000	498,961	566,810
HCA Holdings, Inc.	3.750	03/15/19	500,000	500,000	503,750
HealthSouth Corporation	7.750	09/15/22	365,000	365,658	381,425
Hertz Corporation	6.750	04/15/19	220,000	217,999	227,018
Hilton Worldwide Holdings, Inc.	5.625	10/15/21	750,000	750,000	779,025
Hornbeck Offshore Services, Inc.	5.000	03/01/21	500,000	500,000	430,000
Icahn Enterprises L.P.	4.875	03/15/19	475,000	475,000	478,563
Icahn Enterprises L.P.	6.000	08/01/20	600,000	609,689	619,500
Jabil Circuit, Inc.	4.700	09/15/22	500,000	499,977	505,000

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

Corporate Public Securities: (A) (Continued)	Interest Rate	Maturity Date	Shares or Principal Amount	Cost	Market Value

Johnson Controls, Inc.	5.500%	01/15/16	$500,000	$489,590	$512,560
Kraft Foods, Inc.	5.375	02/10/20	500,000	509,122	557,035
Laboratory Corporation of America Holdings	3.600	02/01/25	500,000	499,245	478,205
Lamar Media Corp.	5.375	01/15/24	160,000	160,000	161,800
Lazard Group LLC	4.250	11/14/20	500,000	498,695	525,730
Lennar Corporation	4.500	11/15/19	250,000	250,553	253,125
Lennar Corporation	4.750	11/15/22	375,000	370,268	368,438
Lifepoint Hospitals, Inc.	5.500	12/01/21	350,000	359,136	361,375
MarkWest Energy Partners, L.P.	4.875	12/01/24	500,000	500,000	488,750
Masco Corporation	7.125	03/15/20	350,000	349,999	406,000
MasTec, Inc.	4.875	03/15/23	500,000	491,191	456,250
Meritor, Inc.	6.750	06/15/21	1,000,000	1,000,000	1,022,500
Morgan Stanley	5.500	01/26/20	500,000	498,575	557,998
NBC Universal Media LLC	5.150	04/30/20	500,000	499,589	561,531
NRG Energy, Inc.	6.250	07/15/22	500,000	500,000	507,500
Omnova Solutions, Inc.	7.875	11/01/18	600,000	606,953	600,000
Perry Ellis International, Inc.	7.875	04/01/19	125,000	124,214	129,688
Precision Drilling Corporation	6.625	11/15/20	250,000	255,470	245,000
Qwest Diagnostic, Inc.	4.750	01/30/20	500,000	499,307	544,412
Regency Energy Partners LP	5.875	03/01/22	425,000	418,942	452,418
Rosetta Resources Inc.	5.875	06/01/22	500,000	500,000	533,750
R.R. Donnelley & Sons Company	6.000	04/01/24	500,000	500,000	502,500
Sprint Corporation	7.125	06/15/24	155,000	155,000	143,778
Sprint Nextel Corporation	6.000	12/01/16	500,000	504,446	513,750
Steelcase, Inc.	6.375	02/15/21	500,000	505,547	560,593
Stone Energy Corporation	7.500	11/15/22	500,000	512,962	435,000
Suburban Propane Partners, L.P.	5.750	03/01/25	500,000	500,000	498,750
Tech Data Corporation	3.750	09/21/17	500,000	503,482	518,055
Time Warner Cable, Inc.	5.000	02/01/20	500,000	494,652	539,807
T-Mobile USA Inc.	6.464	04/28/19	340,000	342,858	350,200
Tyson Foods, Inc.	4.500	06/15/22	500,000	512,453	531,119
Weatherford International	4.500	04/15/22	500,000	516,184	469,533
William Lyon Homes	7.000	08/15/22	500,000	500,000	517,500
WPX Energy, Inc.	5.250	09/15/24	425,000	425,000	391,531
Xerium Technologies, Inc.	8.875	06/15/18	416,000	430,000	430,560
Total Bonds				33,389,505	33,405,200

Common Stock - 0.01%
Nortek, Inc. (B)			100	$1	$8,313
Total Common Stock				1	8,313

Total Corporate Public Securities				$33,558,005	$33,581,925

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Interest	Maturity	Principal		Market
Short-Term Securities:	Rate/Yield^	Date	Amount	Cost	Value

Commercial Paper - 4.19%
Diamond Offshore Drilling	0.450%	07/06/15	$2,000,000	$1,999,875	$1,999,875
Marriott International, Inc.	0.420	07/13/15	2,000,000	1,999,720	1,999,720
Mohawk Industries, Inc.	0.420	07/06/15	2,000,000	1,999,883	1,999,883
Total Short-Term Securities				$5,999,478	$5,999,478

Total Investments	106.44%	$150,065,755	$152,315,252

Other Assets	5.08		7,270,129
Liabilities	(11.52)		(16,480,352)
Total Net Assets	100.00%		$143,105,029

(A)	In each of the convertible note, warrant, and common stock investments, the issuer has agreed to provide certain registration rights.
(B)	Non-income producing security.
(C)	Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)	Defaulted security; interest not accrued.
(E)	Illiquid security. As of June 30, 2015, the values of these securities amounted to $92,361,107 or 64.54% of net assets.
^	Effective yield at purchase
PIK	- Payment-in-kind

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification:	Market Value		Market Value

AEROSPACE & DEFENSE - 3.42%		CABLE & SATELLITE - 1.92%
Alliant Techsystems Inc.	$510,000	CCO Holdings Capital Corporation	$502,500
A S C Group, Inc.	1,640,667	Harron Communications, L.P.	270,313
FMH Holdings Corporation	1,590,922	Numericable Group SA	237,600
Huntington Ingalls Industries	508,750	Time Warner Cable, Inc.	539,807
Merex Holding Corporation	473,414	Unitymedia KabelBW GmbH	522,500
Whitcraft Holdings, Inc.	165,007	UPCB Finance IV Limited	198,536
	4,888,760	Virgin Media Secured Finance PLC	483,125
AIRLINES - 0.34%			2,754,381
XPO Logistics, Inc.	481,938	CHEMICALS - 3.64%
		Compass Chemical International LLC	1,691,034
AUTOMOTIVE - 7.78%		Consolidated Energy Finance S.A.	453,705
Accuride Corp	511,250	Cornerstone Chemical Company	393,750
CG Holdings Manufacturing Company	1,734,170	LBC Tank Terminals Holding Netherlands B.V.	684,547
Chrysler Group, LLC	228,900	NABCO, Inc.	202,830
DPL Holding Corporation	1,796,097	Omnova Solutions, Inc.	600,000
Grakon Parent	1,751,526	Polytex Holdings LLC	1,182,811
J A C Holding Enterprises, Inc.	223,919		5,208,677
J.B. Poindexter Co., Inc.	535,000	CONSTRUCTION - 2.36%
K & N Parent, Inc.	98,296	ARI Holding Corporation	2,155,554
Meritor, Inc.	1,022,500	Torrent Group Holdings, Inc.	1,027,864
Moog Inc.	250,305	Safety Infrastructure Solutions	196,593
Power Stop Holdings LLC	1,738,312		3,380,011
Randy’s Worldwide Automotive	1,237,955	CONSUMER CYCLICAL SERVICES - 2.96%
	11,128,230	A W X Holdings Corporation	210,000
BANKING - 0.74%		Church Services Holding Company	511,211
Bank of America Corporation	508,787	HVAC Holdings, Inc.	1,363,093
Morgan Stanley	557,998	Mail Communications Group, Inc.	382,256
	1,066,785	PPC Event Services	1,305,806
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.13%		West Corporation	467,500
Icahn Enterprises L.P.	1,098,063		4,239,866
Lazard Group LLC	525,730	CONSUMER PRODUCTS - 9.97%
	1,623,793	AMS Holding LLC	325,362
BUILDING MATERIALS - 3.86%		Animal Supply Company	1,696,310
ACP Cascade Holdings LLC	—	Blue Wave Products, Inc.	755,443
Janus Group Holdings LLC	1,861,444	gloProfessional Holdings, Inc.	1,347,064
Masco Corporation	406,000	GTI Holding Company	839,632
Mohawk Industries, Inc.	1,999,883	Handi Quilter Holding Company	1,686,444
Nortek, Inc.	8,313	K N B Holdings Corporation	119,667
Sunrise Windows Holding Company	1,242,942	Manhattan Beachwear Holding Company	846,190
Wellborn Forest Holding Company	—
	5,518,582

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

MasTec, Inc.	$456,250	FINANCE COMPANIES - 0.40%
Master Cutlery LLC	1,565,642	General Electric Capital Corporation	$566,810
Perry Ellis International, Inc.	129,688
Prestige Brands Holdings, Inc.	650,000	FINANCIAL OTHER - 1.70%
R A J Manufacturing Holdings LLC	424,300	Ally Financial, Inc.	781,875
Transpac Holding Company	—	Alta Mesa Financial Services	302,570
Tranzonic Holdings LLC	1,724,620	Family Tree Escrow, LLC	163,020
York Wall Holding Company	1,695,126	First Data Corporation	259,875
	14,261,738	Insurance Claims Management, Inc.	188,047
DIVERSIFIED MANUFACTURING - 7.88%		Nielsen Finance LLC	265,580
ABC Industries, Inc.	462,300	Safway Group Holding LLC/Finance Corporation	255,573
Airxcel Holdings	1,683,963	REVSpring, Inc.	216,725
Amsted Industries	238,200		2,433,265
Arch Global Precision LLC	1,400,169
Belden Inc.	203,700	FOOD & BEVERAGE - 6.25%
BP SCI LLC	483,979	1492 Acquisition LLC	769,831
CTP Transportation Products, LLC	320,850	B&G Foods, Inc.	433,400
Custom Engineered Wheels, Inc.	399,315	Dean Foods	335,580
F G I Equity LLC	260,373	Eatem Holding Company	312,867
Forum Energy Technologies	158,400	F F C Holding Corporation	190,727
Hi-Rel Group LLC	927,949	Golden County Foods Holding, Inc.	—
Ideal Tridon Holdings, Inc.	188,629	H.J. Heinz Company	544,375
K P I Holdings, Inc.	420,858	Hospitality Mints Holding Company	1,172,369
Motion Controls Holdings	1,069,778	Impact Confections	1,241,316
NetShape Technologies, Inc.	1,038,699	JMH Investors LLC	994,761
Strahman Holdings Inc	1,239,058	Kraft Foods, Inc.	557,035
Truck Bodies & Equipment International	782,694	Spartan Foods Holding Company	733,811
	11,278,914	Tyson Foods, Inc.	531,119
		WP Supply Holding Corporation	1,128,453
EDUCATION - 0.74%			8,945,644
CHG Alternative Education Holding Company	1,059,502	HEALTHCARE - 6.59%
		American Hospice Management Holding, LLC	1,280,990
ELECTRIC - 2.51%		ECG Consulting Group	1,379,068
Connecticut Electric, Inc.	915,170	Endo Finance LLC	493,750
E S P Holdco, Inc.	348,855	GD Dental Services LLC	135,460
Hartland Controls Holding Corporation	1,820,451	HCA Holdings, Inc.	503,750
NRG Energy, Inc.	507,500	Healthcare Direct Holding Company	76,977
	3,591,976	HealthSouth Corporation	381,425
ENVIRONMENTAL - 0.98%		Kindred Escrow Corp. II	543,125
MES Partners, Inc.	1,401,517	Laboratory Corporation of America Holdings	478,205

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Lifepoint Hospitals, Inc.	$361,375	MEDIA & ENTERTAINMENT - 4.76%
MedSystems Holdings LLC	279,578	BlueSpire Holding, Inc.	$1,717,165
Qwest Diagnostic, Inc.	544,412	GlynnDevins Acquisition Corporation	859,601
Synteract Holdings Corporation	2,312,870	HOP Entertainment LLC	—
TherOX, Inc.	—	Lamar Media Corp.	161,800
Touchstone Health Partnership	—	Money Mailer	1,332,865
Valeant Pharmaceuticals International	260,000	NBC Universal Media LLC	561,531
VRX Escrow Corp.	392,983	Netflix, Inc.	308,718
	9,423,968	Northwest Mailing Services, Inc.	346,327
HOME CONSTRUCTION - 1.14%		R.R. Donnelley & Sons Company	502,500
D.R. Horton, Inc.	497,350	Sirius XM Radio Inc.	456,125
Lennar Corporation	621,563	Sundance Investco LLC	—
William Lyon Homes	517,500	Univision Communications, Inc.	559,619
	1,636,413		6,806,251
INDUSTRIAL OTHER - 5.49%		METALS & MINING - 2.04%
ADT Corporation	525,000	Alcoa, Inc.	653,578
Advanced Manufacturing Enterprises LLC	249,627	Anglogold Holdings PLC	605,685
Advanced Technologies Holdings	591,945	ArcelorMittal	532,500
AFC - Dell Holding Corporation	1,305,951	Commercial Metals Company	705,000
Aquilex Holdings LLC	168,412	Murry Energy Corporation	420,000
Arrow Tru-Line Holdings, Inc.	183,381		2,916,763
Brunswick Corporation	535,000	MIDSTREAM - 3.03%
Clough, Harbour and Associates	373,279	Access Midstream Partners, L.P.	491,250
EPM Holding Company	690,546	CVR Refining LLC	350,000
International Wire Group	517,500	MarkWest Energy Partners, L.P.	488,750
Johnson Controls, Inc.	512,560	Pearlman Enterprises, Inc.	2,052,556
O E C Holding Corporation	530,400	Regency Energy Partners LP	452,418
Signature Systems Holding Company	358,520	Suburban Propane Partners, L.P.	498,750
SMB Machinery Holdings, Inc.	565,184		4,333,724
Steelcase, Inc.	560,593	OIL FIELD SERVICES - 7.86%
Wheaton Holding Corporation	187,452	Antero Resources Corporation	379,200
	7,855,350	Avantech Testing Services LLC	519,570
LEISURE - 2.33%		Bonanza Creek Energy, Inc.	448,750
CTM Holding, Inc.	1,632,002	California Resources Corporation	412,800
HHI Group, LLC	1,695,575	CHC Helicopter SA	654,750
	3,327,577	Cimarex Energy Co.	535,000
LODGING - 1.94%		Continental Resources, Inc.	490,315
Hilton Worldwide Holdings, Inc.	779,025	Diamond Offshore Drilling	1,999,875
Marriott International, Inc.	1,999,720	Hilcorp Energy Company	314,130
	2,778,745	Hornbeck Offshore Services, Inc.	430,000

See Notes to Consolidated Financial Statements

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)
June 30, 2015
(Unaudited)

	Fair Value/		Fair Value/
Industry Classification: (Continued)	Market Value		Market Value

Jupiter Resources Inc.	$418,750	RETAILERS - 0.09%
MEG Energy Corporation	462,500	HD Supply, Inc.	$128,746
Petroplex Inv Holdings LLC	194,180
Precision Drilling Corporation	245,000	TECHNOLOGY - 2.07%
Rosetta Resources Inc.	533,750	Anixter, Inc.	167,887
Stone Energy Corporation	435,000	Jabil Circuit, Inc.	505,000
Topaz Marine S.A.	488,750	Micron Technology, Inc.	473,623
Tristar Global Energy Solutions, Inc.	1,067,830	NXP BV/NXP Funding LLC	755,625
Weatherford International	469,533	Sabre GLBL, Inc.	167,450
Welltec A/S	358,125	Smart Source Holdings LLC	371,970
WPX Energy, Inc.	391,531	Tech Data Corporation	518,055
	11,249,339		2,959,610
OTHER - REITS - 0.35%		TRANSPORTATION SERVICES - 2.35%
Duke Realty Limited Partnership	506,246	Hertz Corporation	227,018
		Kenan Advantage Group, Inc.	520,625
PACKAGING - 0.17%		T-Mobile USA Inc.	350,200
Vitex Packaging Group, Inc.	244,888	MNX Holding Company	1,271,095
		Penske Corporation	528,357
PAPER - 2.00%		VP Holding Company	468,106
Clearwater Paper Corporation	473,750		3,365,401
Dunn Paper	1,833,302	WIRELESS - 0.46%
G C Holdings	127,937	Sprint Corporation	143,778
Xerium Technologies, Inc.	430,560	Sprint Nextel Corporation	513,750
	2,865,549		657,528
PHARMACEUTICALS - 4.14%		WIRELINES - 0.29%
Clarion Brands Holding Corp.	1,715,228	Frontier Communications Corporation	418,125
ERG Holding Company LLC	1,021,110
Forest Laboratories, Inc.	943,606	Total Investments - 106.44%	$152,315,252
GenNx Novel Holding, Inc.	1,726,883
Mallinckrodt PLC	511,250
	5,918,077
REFINING - 0.76%
Calumet Specialty Products Partners L.P.	510,000
CITGO Petroleum Corporation	417,563
Paragon Offshore plc.	165,000
	1,092,563

See Notes to Consolidated Financial Statements

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1.   History

Babson Capital Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.

The Trust is a diversified closed-end management investment company. Babson Capital Management LLC (“Babson Capital”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maximize total return by providing a high level of current income, the potential for growth of income, and capital appreciation. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations purchased directly from their issuers, which tend to be smaller companies. The Trust will also invest in publicly traded debt securities (including high yield securities), and in convertible preferred stocks and, subject to certain limitations, readily marketable equity securities. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital. In addition, the Trust may invest in high quality, readily marketable securities.

On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.

A. Fair Value Measurements:

Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.

Determination of Fair Value

The determination of the fair value of the Trust’s investments is the responsibility of the Trust’s Board of Trustees (the “Trustees”). The Trustees have adopted procedures for the valuation of the Trust’s securities and has delegated responsibility for applying those procedures to Babson Capital. Babson  Capital has established a Pricing Committee which is responsible for setting the guidelines used in following the procedures adopted by the Trustees ensuring that those guidelines are being followed. Babson Capital considers all relevant factors that are reasonably available, through either public information or information available to Babson Capital, when determining the fair value of a security. The Trustees meet at least once each quarter to approve the value of the Trust’s portfolio securities as of the close of business on the last business day of the preceding quarter. This valuation requires the approval of a majority of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital. In approving valuations, the Trustees will consider reports by Babson Capital analyzing each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. Babson Capital has agreed to provide such reports to the Trust at least quarterly. The consolidated financial statements include private placement restricted securities valued at $92,361,107 (64.54% of net assets) as of June 30, 2015 whose values have been estimated by the Trustees based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Following is a description of valuation methodologies used for assets recorded at fair value.

Corporate Public Securities – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks

The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At June 30, 2015, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.

Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.

Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.

Annually, Babson Capital conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Babson Capital is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also includes an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations, a process Babson Capital continues to perform annually. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Babson Capital believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.

Corporate Restricted Securities – Corporate Bonds

The fair value of certain notes is determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Significant increases/(decreases) in the discount rate would result in a significant (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.

Corporate Restricted Securities – Common Stock, Preferred Stock and Partnerships & LLC’s

The fair value of equity securities is determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt tranches of the capital structure to senior then junior subordinated debt, followed by each class of preferred stock and finally the common stock.

To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple. A discount for lack of marketability is applied to the end result.

Both the company’s EBITDA and valuation multiple are considered significant unobservable inputs. Significant increases/ (decreases) to the company’s EBITDA and/or valuation multiple would result in significant increases/ (decreases) to the equity value. An increase/(decrease) to the discount would result in a (decrease)/increase to the equity value.

Short-Term Securities

Short-term securities, of sufficient credit quality, with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.

Quantitative Information about Level 3 Fair Value Measurements

The following table represents quantitative information about Level 3 fair value measurements as of June 30, 2015.

	Valuation	Unobservable		Weighted
	Technique	Inputs	Range	Average

Corporate Bonds	Discounted Cash Flows	Discount Rate	7.9% to 17.6%	12.8%

Equity Securities	Market Approach	Valuation Multiple	4.9x to 12.3x	7.6x

		Discount for lack of marketability	0% to 24%	3.0%

		EBITDA	$0.8 million to $154.7 million	$18.2 million

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Fair Values Hierarchy

The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Trust’s net assets as of June 30, 2015:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$86,106,197	$—	$20,372,742	$65,733,455
Common Stock - U.S.	8,261,960	—	—	8,261,960
Preferred Stock	7,403,617	—	—	7,403,617
Partnerships and LLCs	10,962,075	—	—	10,962,075
Public Securities
Bank Loans	168,412		168,412
Corporate Bonds	33,405,200	—	33,405,200	—
Common Stock - U.S.	8,313	8,313	—	—
Short-term Securities	5,999,478	—	5,999,478	—
Total	$152,315,252	$8,313	$59,945,832	$92,361,107

See information disaggregated by security type and industry classification in the Consolidated Schedule of Investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2014	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 06/30/2015
Restricted Securities
Corporate Bonds	$59,265,205	$(353,414)	$15,184,402	$(2,521,052)	$(5,841,686)	$—	$—	$65,733,455
Common Stock - U.S.	8,548,845	1,037,408	609,253	(1,933,546)	—	—	—	8,261,960
Preferred Stock	6,123,833	1,453,055	(63,768)	(109,503)	—	—	—	7,403,617
Partnerships and LLCs	9,571,615	659,029	1,188,670	(457,239)	—	—	—	10,962,075
	$83,509,498	$2,796,078	$16,918,557	$(5,021,340)	$(5,841,686)	$—	$—	$92,361,107

There were no transfers into or out of Level 1 and Level 2 assets.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

Income, Gains and Losses included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1, above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.

The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. As of June 30, 2015, the PI Subsidiary Trust has incurred income tax expense of $3,632.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of June 30, 2015, the PI Subsidiary Trust has a deferred tax liability of $605,342.

The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the three months ended June 30, 2015.

E. Distributions to Shareholders:

The Trust records distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. The Trust’s net investment income dividend is declared four times per year, in April, July, October, and December. The Trust’s net realized capital gain distribution, if any, is declared in December.

		Change in
		Unrealized
		Gains &
	Net Increase	(Losses) in
	in Net Assets	Net Assets
	Resulting from	from assets
	Operations	still held

Interest (Amortization)	$111,327	—
Net realized gain on
investments before taxes	$208,470	—
Net change in unrealized
depreciation of investments
before taxes	$2,476,281	2,025,141

B. Accounting for Investments:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. The Trust does not accrue income when payment is delinquent and when management believes payment is questionable.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.

C. Use of Estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

			3.	Investment Advisory and Administrative Services Contract

D. Federal Income Taxes:

The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that Trustees either designate the net realized long-term gains as undistributed and pay the federal capital gains taxes thereon, or distribute all or a portion of such net gains.

A. Services:

Under an Investment Advisory and Administrative Services Contract (the “Contract”) with the Trust, Babson Capital has agreed to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Babson Capital represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Babson Capital also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.

Babson Capital Participation Investors

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

B. Fee:

For its services under the Contract, Babson Capital is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust’s net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Babson Capital, approve the valuation of the Trust’s net assets as of such day.

C. Basis for Board Renewal of Contract:

At a meeting of the Trustees held on April 17, 2015, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Babson Capital) unanimously approved a one-year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and reapproval of the Contract. The Trustees also requested and received from Babson Capital extensive written and oral information regarding other matters including: the principal terms of the Contract; the reasons why Babson Capital was proposing the continuance of the Contract; Babson Capital and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Babson Capital to the Trust; financial strength of Babson Capital; the fee arrangements between Babson Capital and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Babson Capital; and “fallout” benefits to Babson Capital resulting from the Contract.

Among other things, the Trustees discussed and considered with management (i) the aforementioned guidance provided by Ropes & Gray LLP and the information provided by Babson Capital prior to the meeting and (ii) the reasons Babson Capital put forth in support of its recommendation that the Trustees approve the continuance of the Contract. These considerations are summarized below.

NATURE, EXTENT AND QUALITY OF SERVICES TO BE PROVIDED BY BABSON CAPITAL TO THE TRUST

In evaluating the scope and quality of the services provided by Babson Capital to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Babson Capital under the Contract; (ii) Babson Capital’s ability to find and negotiate private placement securities having equity features that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Babson Capital’s staff; (iv) the strength of Babson Capital’s financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the expansion of the scope of services provided by Babson Capital as a result of recent regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Babson Capital, and expected to be provided in the future, under the renewed Contract.

INVESTMENT PERFORMANCE

The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed such indices for the 1-, 3-, 5- and 10-year periods. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. It was acknowledged that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments due to the fact that business development companies often report returns based on market value, which is affected by factors other than the performance of the underlying portfolio investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

ADVISORY FEE/COST OF SERVICES PROVIDED AND PROFITABILITY/ MANAGER’S “FALL-OUT” BENEFITS

In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Babson Capital under the Contract, Babson Capital noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Babson Capital Corporate Investors, which also is advised by Babson Capital. Under the terms of its Investment Services Contract, Babson Capital Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Babson Capital to Tower Square Capital Partners, L.P. and Tower Square Capital Partners II and III, L.P., each a private mezzanine fund also managed by Babson Capital, and that the fee Babson Capital Corporate Investors charged compares favorably.

At the request of the Trustees, Babson Capital provided information concerning the profitability of Babson Capital’s advisory relationship with the Trust. The Trustees also considered the non-economic benefits Babson Capital and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Babson Capital for third-party soft dollar arrangements. The Trustees recognized that Babson Capital should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Babson Capital’s historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee structure under the Contract is reasonable.

ECONOMIES OF SCALE

The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees also examined the breakpoint features of selected competitive funds and noted that the minimum starting point for fee reductions in those funds was at least $200 million whereas the Trust’s current net assets are near $143 million. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.

			The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus the Make Whole Premium. The Make Whole Premium equals the excess of (i) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at the rate of interest of U.S. Treasury obligations whose maturity approximates that of the Note plus 0.50% over (ii) the principal of the Note proposed to be redeemed.

		5.	Purchases and Sales of Investments
				For the six months ended 06/30/15
				Cost of Investments Acquired	Proceeds from Sales or Maturities

			Corporate restricted securities	$23,711,351	$16,370,686
			Corporate public securities	1,749,875	9,751,496

The aggregate cost of investments is substantially the same for financial reporting and Federal income tax purposes as of June 30, 2015. The net unrealized appreciation of investments for financial reporting and Federal tax purposes as of June 30, 2015 is $2,249,497 and consists of $14,057,854 appreciation and $11,808,357 depreciation.

Net unrealized depreciation of investments on the Statement of Assets and Liabilities reflects the balance net of a deferred tax liability of $605,342 on net unrealized gains on the PI Subsidiary Trust.

		6.	Quarterly Results of Investment Operations (Unaudited)
				March 31, 2015
				Amount	Per Share
			Investment income	$3,308,580	$—
			Net investment income	2,704,752	0.26
			Net realized and unrealized gain on
			investments (net of taxes)	3,245,428	0.31

				June 30, 2015
				Amount	Per Share
4.	Senior Indebtedness		Investment income	$3,277,358	$—
			Net investment income	2,625,104	0.25

MassMutual holds the Trust’s $15,000,000 Senior Fixed Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2011. The Note is due December 13, 2023 and accrues interest at 4.09% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the six months ended June 30, 2015, the Trust incurred total interest expense on the Note of $306,750.
			Net realized and unrealized loss on
			investments (net of taxes)	(439,381)	(0.04)

Babson Capital Participation Investors
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
(Unaudited)

7.	Results of Shareholder Meeting

The Annual Meeting of Shareholders was held on Friday, April 17, 2015. The shareholders were asked to vote to re-elect as Trustees William J. Barrett and Clifford M. Noreen for three year terms. The shareholders approved the proposal. The Trust’s other Trustees, Michael H. Brown, Barbara M. Ginader, Edward P. Grace, Robert E. Joyal, Susan B. Sweeney and Maleyne M. Syracuse continued to serve their respective terms following the April 17, 2015 Annual Shareholder Meeting. The results of the voting are set forth below.

	Shares for	Withheld	Total	% of Shares Voted for

	William J. Barrett
	8,670,608	260,678	8,931,286	97.08%
	Clifford M. Noreen
	8,668,289	262,997	8,931,286	98.06%

THIS PRIVACY NOTICE IS BEING PROVIDED BY THE FOLLOWING ENTITIES: BABSON CAPITAL MANAGEMENT LLC; BABSON CAPITAL SECURITIES LLC; BABSON CAPITAL MANAGEMENT (JAPAN) KK; BABSON CAPITAL CORNERSTONE ASIA LTD.; BABSON CAPITAL FUNDS TRUST; BABSON CAPITAL GLOBAL SHORT DURATION HIGH YIELD FUND; BABSON CAPITAL CORPORATE INVESTORS AND BABSON CAPITAL PARTICIPATION INVESTORS (TOGETHER, FOR PURPOSES OF THIS PRIVACY NOTICE, “BABSON CAPITAL”).

When you use Babson Capital you entrust us not only with your hard-earned assets but also with your personal and financial data. We consider your data to be private and confidential, and protecting its confidentiality is important to us. Our policies and procedures regarding your personal information are summarized below.

We may collect non-public personal information about you from:

●	Applications or other forms, interviews, or by other means;

●	Consumer or other reporting agencies, government agencies, employers or others;

●	Your transactions with us, our affiliates, or others; and

●	Our Internet website.

We may share the financial information we collect with our financial service affiliates, such as insurance companies, investment companies and securities broker-dealers. Additionally, so that we may continue to offer you products and services that best meet your investment needs and to effect transactions that you request or authorize, we may disclose the information we collect, as described above, to companies that perform administrative or marketing services on our behalf, such as transfer agents, custodian banks, service providers or printers and mailers that assist us in the distribution of investor materials or that provide operational support to Babson Capital. These companies are required to protect this information and will use this information only for the services for which we hire them, and are not permitted to use or share this information for any other purpose. Some of these companies may perform such services in jurisdictions other than the United States. We may share some or all of the information we collect with other financial institutions with whom we jointly market products. This may be done only if it is permitted by the state in which you live. Some disclosures may be limited to your name, contact and transaction information with us or our affiliates.

Any disclosures will be only to the extent permitted by federal and state law. Certain disclosures may require us to get an “opt-in” or “opt-out” from you. If this is required, we will do so before information is shared. Otherwise, we do not share any personal information about our customers or former customers unless authorized by the customer or as permitted by law.

We restrict access to personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with legal standards to guard your personal information. As an added measure, we do not include personal or account information in non-secure e-mails that we send you via the Internet without your prior consent. We advise you not to send such information to us in non-secure e-mails.

This notice describes the privacy policies of Babson Capital, and applies to all accounts you presently have, or may open in the future, with Babson Capital using your social security number or federal taxpayer identification number. As mandated by various regulators, including rules issued by the Securities and Exchange Commission, we will be sending you this notice annually, as long as you remain a customer of Babson Capital.

Babson Capital Securities LLC is a member of the Financial Industry Regulatory Authority (FINRA) and the Securities Investor Protection Corporation (SIPC). Investors may obtain information about SIPC including the SIPC brochure by contacting SIPC online at www.sipc.org or calling (202) 371-8300. Investors may obtain information about FINRA including the FINRA Investor Brochure by contacting FINRA online at www.finra.org or by calling (800) 289-9999.

June 2015

Babson Capital Participation Investors

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Members of the Board of
Trustees

William J. Barrett

Michael H. Brown*

Barbara M. Ginader

Edward P. Grace III

Robert E. Joyal

Clifford M. Noreen

Susan B. Sweeney*

Maleyne M. Syracuse*

*Member of the Audit Committee

Officers
Clifford M. Noreen
Chairman

Michael L. Klofas
President

James M. Roy
Vice President & Chief
Financial Officer

Christopher A. DeFrancis
Vice President, Secretary &
Chief Legal Officer

Sean Feeley
Vice President

Richard E. Spencer, II
Vice President

Daniel J. Florence
Treasurer

Melissa M. LaGrant
Chief Compliance Officer

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Babson Capital Participation Investors (the “Trust”) offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”). The Plan provides a simple and automatic way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the reinvestment of cash dividends in Trust shares purchased in the open market. The dividends of each shareholder will be automatically reinvested in the Trust by DST Systems, Inc., the Transfer Agent, in accordance with the Plan, unless such shareholder elects not to participate by providing written notice to the Transfer Agent. A shareholder may terminate his or her participation by notifying the Transfer Agent in writing.

Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $100 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.

Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. The valuation day is the last day preceding the day of dividend payment. When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.

The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.

As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)

Any questions regarding the Plan should be addressed to DST Systems, Inc., Agent for Babson Capital Participation Investors’ Dividend Reinvestment and Cash Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Babson Capital Participation Investors

PI6217

ITEM 2. CODE OF ETHICS.

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

(a)  A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.

(b)  Not applicable for this filing.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for this filing.  There have been no changes in any of the Portfolio Managers identified in the Registrant’s most recent annual report on Form N-CSR.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable for this filing.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable for this filing.  There have been no material changes to procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The principal executive officer and principal financial officer of the Registrant, or persons performing similar functions, have evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)
ANY CODE OF ETHICS, OR AMENDMENTS THERETO, THAT IS THE SUBJECT OF DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY THE ITEM 2 REQUIREMENTS THROUGH THE FILING OF AN EXHIBIT.

None.

(a)(2)	A SEPARATE CERTIFICATION FOR EACH PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF THE REGISTRANT AS REQUIRED BY RULE 30a-2 UNDER THE 1940 ACT.

Attached hereto as EX-99.31.1
Attached hereto as EX-99.31.2

(a)(3)
ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23c-1 UNDER THE 1940 ACT (17 CFR 270.23c-1) SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS.

Not applicable for this filing.

(b)	CERTIFICATIONS PURSUANT TO RULE 302-2(b) UNDER THE 1940 ACT.

Attached hereto as EX-99.32

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Babson Capital Participation Investors

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Michael L. Klofas
Michael L. Klofas, President

Date:	September 4, 2015

By:	/s/ James M. Roy
James M. Roy, Vice President and Chief Financial Officer

Date:	September 4, 2015